UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2011

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 14, 2011, UnitedHealth Group Incorporated (the “Company”) agreed to sell (i) $400,000,000 aggregate principal amount of its 4.70% Notes due February 15, 2021 (the “2021 Notes”) and (ii) $350,000,000 aggregate principal amount of its 5.95% Notes due February 15, 2041 (the “2041 Notes” and together with the 2021 Notes, the “Notes”), pursuant to the Underwriting Agreement, dated February 14, 2011 (“Underwriting Agreement”), and the Pricing Agreement, dated February 14, 2011 (“Pricing Agreement”), both among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I of the Pricing Agreement.

The Notes were issued pursuant to that certain Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and (i) the Officers’ Certificate and Company Order, dated February 17, 2011, relating to the 2021 Notes and (ii) the Officers’ Certificate and Company Order, dated February 17, 2011, relating to the 2041 Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes were issued on February 17, 2011, and have been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3, File No. 333-172235. The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain items related to the issuance of the Notes that are to be incorporated by reference into the above referenced registration statement.

The Underwriting Agreement is attached hereto as Exhibit 1.1. The Pricing Agreement is attached hereto as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the 2021 Notes and 2041 Notes, each including the respective form of Note, are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated February 14, 2011, among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated February 14, 2011, among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated February 17, 2011, for the 4.70% Notes due February 15, 2021, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 4.70% Notes due February 15, 2021)

4.2	Officers’ Certificate and Company Order, dated February 17, 2011, for the 5.95% Notes due February 15, 2041, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 5.95% Notes due February 15, 2041)

5.1	Opinion of Kuai H. Leong, Deputy General Counsel of UnitedHealth Group Incorporated

5.2	Opinion of Hogan Lovells US LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2011

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Christopher J. Walsh
Christopher J. Walsh
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated February 14, 2011, among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated February 14, 2011, among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated February 17, 2011, for the 4.70% Notes due February 15, 2021, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 4.70% Notes due February 15, 2021)

4.2	Officers’ Certificate and Company Order, dated February 17, 2011, for the 5.95% Notes due February 15, 2041, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 5.95% Notes due February 15, 2041)

5.1	Opinion of Kuai H. Leong, Deputy General Counsel of UnitedHealth Group Incorporated

5.2	Opinion of Hogan Lovells US LLP

5